SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                 SMARTPROS LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                 SMARTPROS LTD.

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON JUNE 17, 2008 AT 11:00 A.M.

                       -----------------------------------


TO THE STOCKHOLDERS OF SMARTPROS LTD.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SmartPros Ltd. ("SmartPros") will be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 17, 2008 at 11:00 A.M. Eastern Time for the following purposes:

        1. To elect two (2) Class I directors, each to serve for a term of three years.

        2.      To  obtain  advisory   approval  of  the  appointment  of  Holtz
                Rubenstein Reminick LLP as independent auditors for the year ending December 31, 2008.

        3. To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

    The Board of Directors has fixed the close of business on April 21, 2008, as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Karen S. Stolzar, Secretary

Dated:   Hawthorne, New York
         April 28, 2008

            -------------------------------------------------------------------
IMPORTANT:   Whether or not you expect to attend in person,  please complete, sign,  date and  return  the  enclosed  Proxy  at your  earliest convenience.  This will  ensure the  presence of a quorum at the meeting.  PROMPTLY SIGNING,  DATING AND RETURNING THE PROXY WILL
             SAVE   SMARTPROS  THE  EXPENSE  AND  EXTRA  WORK  OF  ADDITIONAL
             SOLICITATION.  An  addressed  envelope  for which no  postage is required  has been  enclosed for that  purpose.  Sending in your
             Proxy will not prevent you from voting your stock at the meeting if you  desire  to do so,  as your  Proxy is  revocable  at your option.  If your  stock  is held  through  a  broker,  bank or a nominee  and you wish to vote at the  meeting  you will  need to obtain a proxy  form from  your  broker,  bank or a nominee  and present it at the meeting.
            -------------------------------------------------------------------

                                 SMARTPROS LTD.

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, JUNE 17, 2008

        This Proxy Statement is furnished to the stockholders of SmartPros Ltd., a Delaware corporation ("SmartPros"), in connection with the solicitation by the Board of Directors (our "Board") of proxies to be used at the 2008 Annual Meeting of Stockholders of SmartPros to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 17, 2008, at 11:00 A.M. Eastern Time, and at any adjournments thereof (the "Annual Meeting"). The approximate date on which this Statement and the accompanying proxy will be mailed to stockholders is May 8, 2008.

                           THE VOTING & VOTE REQUIRED

Record Date and Quorum
----------------------

        Only stockholders of record at the close of business on April 21, 2008 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 4,978,050 outstanding shares of common stock, par value $.0001 per share, ("Common Stock"). Each share of Common Stock is entitled to one vote. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified. Shares of Common Stock were the only voting securities of SmartPros outstanding on the Record Date. A quorum will be present at the Annual Meeting if a majority of the shares of Common Stock outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies
-----------------

        The persons acting as proxies (the "Proxyholders") pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for the election of the two Class I director nominees named in this Proxy Statement; (ii) for the appointment of the independent auditors for the year ending December 31, 2008, on an advisory basis; and (iii) in their discretion, on any other business that may come before the meeting and any adjournments of the meeting.

        All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the SmartPros bylaws and Delaware law:
(1) shares represented by proxies that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements
-------------------

        ELECTION OF DIRECTORS. The election of directors requires a plurality of the votes cast for the election of directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

                                   PROPOSAL 1
                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

        Our Board currently consists of five members and is divided into three classes, with two Class I directors, one Class II director and two Class III directors. Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting.

        At the Annual Meeting, two Class I directors will be elected to serve until the annual meeting of stockholders in 2011 and until each director's successor is elected and qualified. Our Board has nominated Martin H. Lager and John J. Gorman for election as the Class I directors. The accompanying form of proxy will be voted for the election of Messrs. Lager and Gorman as directors, unless the proxy contains contrary instructions. Management has no reason to believe that either Mr. Lager or Mr. Gorman will not be a candidate or will be unable to serve. However, in the event that either is unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by our Board.

     OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES
            AND PROXIES THAT ARE SIGNED AND RETURNED WILL BE SO VOTED
                          UNLESS OTHERWISE INSTRUCTED.

                       *       *       *       *       *

        Set forth below is a brief biography of each nominee for election as a Class I director and all other members of our Board who will continue in office.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS
                               TERM EXPIRING 2011

        MARTIN H. LAGER, age 56. Mr. Lager has been serving as the Chairman of our Audit Committee since October 2004 and was appointed a Class I director in March 2006. From April 2004 through March 2006 he served on our Board as a Class III director. Since January 1, 2004, Mr. Lager has been operating his own accounting practice, Martin H. Lager, CPA. From January 1, 1996 through December 31, 2003 Mr. Lager was a partner in the accounting firm of Rubin & Katz LLP where he was the manager of the tax department. Mr. Lager received a BS in Accounting from Babson College in 1974, and an MBA in Taxation in 1980 from St. John's University. He is a licensed Certified Public Accountant in the State of New York.

        JOHN J. GORMAN, age 53. Mr. Gorman joined our Board in January 2006 and has been serving as the Chairman of our Compensation and Nominating Committee since November 2007. Mr. Gorman has been a partner at Luse, Gorman, Pomerenk & Schick, P.C., a Washington, DC law firm, since 1994. He specializes in providing both transactional and general corporate and securities law advice to public and private companies. Mr. Gorman is a faculty member of the National Association of Corporate Directors (NACD), and served as a Commissioner on the 2004 NACD Blue Ribbon Commission on Board Leadership. Mr. Gorman earned a BS degree from Brown University in 1976, and a JD from Vanderbilt University School of Law in 1979.

                          INCUMBENT CLASS III DIRECTORS
                          -----------------------------
                               TERM EXPIRING 2010
                               ------------------

        ALLEN S. GREENE, age 61. Mr. Greene has been the Chairman of our Board since January 1, 2006 and our Chief Executive Officer since April 2001. Prior to his appointment as Chairman, he served as Vice Chairman of the Board. He is also Chairman and Chief Executive Officer of our Working Values Ltd. and Skye Multimedia Ltd. subsidiaries. From August 1997 until December 1999 he was the Senior Executive Vice President, Chief Operating Officer, and Chief Lending Officer of Medallion Financial Corporation, a Nasdaq-listed financial holding company lending to small business. Since 1997, Mr. Greene has been President of Veral & Co. LLC, a private consulting firm that provided general business, financial and M&A advisory services. Veral is currently inactive. Mr. Greene holds a BBA from The Baruch School of the City University of New York in Finance and Investments, and an MBA from Baruch College of the City University of New York.

        LEONARD J. STANLEY, age 53. Mr. Stanley joined the Board in August 2007 and is currently a consultant to Stifel, Nicolaus & Company, Incorporated, a regional broker-dealer. From November 1994 through February 2007, Mr. Stanley was employed by Ryan Beck & Co., a middle market investment bank, where he was Executive Vice President - Director of Administration. His prior positions at Ryan Beck included Chief Administrative Officer, Chief Financial Officer and Controller. Since May 1998, he has served as a Member of the Board of Directors of Cenlar Capital Corporation and Cenlar Federal Savings Bank. Mr. Stanley received a BS in Accounting in 1976 from the State University of New York, Fredonia. He is a Certified Public Accountant in the State of New Jersey.

                          INCUMBENT CLASS II DIRECTORS
                               TERM EXPIRING 2009
                               ------------------

        JACK FINGERHUT, age 57. Mr. Fingerhut is one of our founders and has been a director since 1981. He was appointed President, effective March 1, 2006. From April 2004 until March 2006 he was Senior Executive Vice President and during this period, from April 2004 through October 18, 2004, he also served as our Treasurer. From 1998 through April 2004 he was President of the Accounting Division and during this period, from July 2002 through October 19, 2004, he was also our Chief Financial Officer. He served as both our Chief Operating Officer and Chief Financial Officer from 1981 through 1998. In 1973, he received a BA degree in History from the University of Maryland, and earned his MBA in Accounting from Rutgers University in 1974. He is a Certified Public Accountant in New Jersey. Mr. Fingerhut is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

        All directors attended at least 75% of the aggregate number of meetings of our Board and of all committees of our Board on which that director served during the last full fiscal year.

                               EXECUTIVE OFFICERS
                               ------------------

        The following table sets forth the names, ages and principal positions of our executive officers as of April 21, 2008:

NAME                      AGE  POSITION

EXECUTIVE OFFICERS

Allen S. Greene          61   Chief Executive Officer,  Chairman of the Board of
                              Directors, Chairman of Working Values, Ltd. and of
                              Skye Multimedia Ltd.,  subsidiaries  of  SmartPros

Jack Fingerhut           57   President, President of Accounting Division
                              and Director

Stanley P. Wirtheim      58   Chief Accounting and Financial Officer
                              and Treasurer

Joseph R. Fish           42   Chief Technology Officer

Joseph Higgins           56   Senior Vice President - Sales

Karen S. Stolzar         59   Vice-President and Secretary

SIGNIFICANT EMPLOYEES

Seth Oberman             44   President of Skye Multimedia, Inc.

Stephen Henn             44   President of Working Values, Ltd.

        The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Messrs. Greene and Fingerhut, each of whose business experience is discussed above).

EXECUTIVE OFFICERS

        STANLEY P. WIRTHEIM. Mr. Wirtheim became our Chief Accounting and Financial Officer and Treasurer on October 19, 2004, the day our initial public offering was effective. Mr. Wirtheim is a Certified Public Accountant in New York State. He works for us four full days per week so that he can maintain his independent accounting practice, Stanley P. Wirtheim, CPA, which he founded in 1997. Prior to his becoming our Chief Accounting and Financial Officer and since 1981, he has performed accounting services for us. Mr. Wirtheim received a BBA in accounting from Baruch College of the City University of New York.

        JOSEPH R. FISH. Mr. Fish joined us in November 1998. From November 1, 1998 through December 31, 1999 his title was Vice President of New Media. Since January 1, 2000 he has been our Chief Technology Officer. Mr. Fish attended Embry-Riddle Aeronautical University in Katterbach, Germany.

        JOSEPH HIGGINS. Mr. Higgins was hired in October 2005 as our Senior Vice President of Sales. From January 2002 through October 2005 he was employed by Imagistics Inc., an office equipment company as its Vice President of Sales. Mr. Higgins received a BA degree in Business Management from East Michigan University in 1974.

        KAREN S. STOLZAR. Ms. Stolzar joined SmartPros in March 1990 and is a vice-president of the Accounting Divison. She was appointed Secretary in March 2006. She oversees course compliancy and continuing education for SmartPros' Accounting Division. Ms. Stolzar received a BA degree from Barnard College, Columbia University.

SIGNIFICANT EMPLOYEES

        SETH OBERMAN. Mr. Oberman is the founder and president of Skye Multimedia, Inc., which we purchased in February 2006. He founded Skye in April 1995 and began working for us as of March 1, 2006. Mr.Oberman received a BS in Business from Lehigh University in 1985.

        STEPHEN HENN. Mr. Henn joined SmartPros in November 2006 and was appointed President of Working Values, Ltd. effective April 1, 2008. From September 2005 to November 2006, Mr. Henn was the Chief Executive Officer and President of Cognistar Interactive Corporation. From September 2004 to August 2005, Mr. Henn served as Senior Vice President of Business Development for Cognistar Holdings LLC. From February 1999 to August 2004, Mr. Henn was President of Cognistar Corporation. Mr. Henn received a BA in Economics from the University of Chicago in 1985 and his JD from University of Connecticut School of Law in 1994.

AUDIT COMMITTEE FINANCIAL EXPERT

        Our Board has determined that the Chairman of the Audit Committee, Mr. Lager, is an "audit committee financial expert," as that term is defined in Item 407(d)(5) of Regulation S-K, and "independent" for purposes of the listing standards of the American Stock Exchange ("AMEX"), where SmartPros' stock was listed until April 21, 2008, the NASDAQ Capital Market ("NASDAQ"), where SmartPros' stock is currently listed, and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

COMMITTEES OF THE BOARD OF DIRECTORS

        Our Board established an Audit Committee and a Compensation and Nominating Committee. The members of both committees are independent for purposes of the AMEX and NASDAQ listing standards.

        The chairman of our Audit Committee is Mr. Lager and the other members of the Committee are Messrs. Stanley and Gorman. All of the members qualify as
"independent" in accordance with the applicable rules under the SEC, AMEX and NASDAQ. The Audit Committee meets with management and our independent public accountants to determine the adequacy of internal controls and other financial reporting matters and review related party transactions for potential conflict-of-interest situations. The Audit Committee met four times in 2007.

                             AUDIT COMMITTEE REPORT

        The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. Our Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2007, and met with our management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Holtz Rubenstein Reminick LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Holtz Rubenstein Reminick LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Holtz Rubenstein Reminick LLP its independence from SmartPros and its management. Holtz Rubenstein Reminick LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in the SmartPros Annual Report on Form 10-KSB.


                                        AUDIT COMMITTEE:

                                        Martin H. Lager

                                        Leonard J. Stanley

                                        John J. Gorman

        The chairman of the Compensation and Nominating Committee is Mr. Gorman and the other members of the committee are Messrs. Stanley and Lager. The committee reviews and recommends the compensation and benefits payable to our officers, reviews general policy matters relating to employee compensation and benefits, and administers our various stock option plans and other incentive compensation arrangements. The committee also identifies individuals qualified to become members of our Board and makes recommendations to our Board of new nominees to be elected by stockholders or to be appointed to fill vacancies on our Board. The Compensation and Nominating Committee met two times in 2007. A copy of the Compensation and Nominating Committee Charter has been posted on our Web site at www.smartpros.com.

        In identifying and recommending nominees for positions on our Board, the Compensation and Nominating Committee places primary emphasis on (i) a candidate's judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate's business or other relevant experience; and (iii) the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other members of our Board will build a board of directors that is effective, collegial and responsive to our needs.

        The Compensation and Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of our Board and the qualifications of the candidate. Under our bylaws to have a candidate considered by the committee, a stockholder must timely notify our Secretary, Karen Stolzar, by written notice delivered to, or mailed to and received at, our principal executive offices not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; PROVIDED, HOWEVER, that if less than forty (40) days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election to our Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nomination; (iii) the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nomination on the date of such stockholder's notice and (iv) any financial interest of the stockholder in such nomination.

        The Compensation and Nominating Committee believes that the minimum qualifications for service as a director of SmartPros are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to our Board's oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The committee's evaluation of potential candidates shall be consistent with our Board's criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance our Board's ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of our Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The committee may also receive suggestions from current members of our Board, executive officers or other sources, which may be either unsolicited or in response to requests from the committee for such candidates. In addition, the committee may also, from time to time, engage firms that specialize in identifying director candidates.

        Once a person has been identified by the committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the chairman or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, the committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The committee will consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on our Board. In certain instances, the committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

        It is our policy that directors are invited and encouraged to attend the Annual Meeting. Three of our then six directors attended the 2007 Annual Meeting.


PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The aggregate fees billed by our principal accounting firm, Holtz Rubenstein Reminick LLP, for the fiscal years ended December 31, 2007 and 2006, are as follows:

                                           2007           2006
                                         -------        -------
Audit fees(1)                            $76,171        $59,620
Audit-related fees
                                         -------        -------
TOTAL AUDIT AND AUDIT-RELATED FEES        76,171         59,620
Tax fees                                      --             --
All other fees(2)                          4,450            250
                                         -------        -------
      TOTAL FEES                         $80,621        $59,870
                                         =======        =======


AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

COMMUNICATIONS WITH DIRECTORS

        Our Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of our Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with our Board, any individual director or any group or committee of directors, correspondence should be addressed to our Board or any such individual directors or group or committee of directors by either name or title, care of the Secretary. All such correspondence should be sent to our principal executive offices or by e-mail to the Secretary at SECRETARY@SMARTPROS.COM. All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of


----------

(1) Includes $11,361 and $10,920 of fees billed for services rendered in connection with their review of our Form 10-QSBs for the quarters ended March 31, June 30, and September 30, 2007 and 2006, respectively.

(2) Fees for accounting research and consulting in connection with acquisitions made in 2007.

advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our Board will be forwarded promptly to the addressee. In the case of communications to our Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

                                   PROPOSAL 2
          ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

    Holtz Rubenstein Reminick LLP has been our independent auditor since November 2004. Their audit report appears in our annual report for the fiscal year ended December 31, 2007. A representative of Holtz Rubenstein Reminick LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

    Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Holtz Rubenstein Reminick LLP to serve as independent auditors to conduct an audit of SmartPros' accounts for the 2008 fiscal year. However, our Board is submitting this matter to SmartPros stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Holtz Rubenstein Reminick LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of SmartPros and the stockholders.

           OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL
            AND PROXIES THAT ARE SIGNED AND RETURNED WILL BE SO VOTED
                           UNLESS OTHERWISE INSTRUCTED

                        *       *       *       *       *

      EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS, OFFICERS AND
                               PRINCIPAL HOLDERS

    The following table sets forth information regarding compensation awarded to, earned by, or paid to our principal executive officer and our two most highly compensated executive officers, other than our principal executive officer whose total compensation exceeded $100,000 in 2007 (collectively, the "Named Executives"), for all services rendered to us in all capacities during the last two completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                 STOCK          OPTION       ALL OTHER
     NAME AND PRINCIPAL POSITION            YEAR      SALARY       BONUS         AWARDS         AWARDS          COMP          TOTAL
                 (a)                         (b)       (c)         (d)(1)        (e)(1)           (f)           (i)            (j)
------------------------------------        ----     --------     --------     ----------      --------      ---------      --------
Allen S. Greene,
  Chief Executive Officer                   2007     $281,250     $25,000      $22,783(2)      $1,616(3)     $36,644(4)     $367,293
  (Principal Executive Officer)             2006     $267,147     $ 9,000      $ 7,070(5)          --        $31,367(4)     $314,584

Jack Fingerhut,                             2007     $203,125     $20,000      $11,118(6)      $  808(7)     $25,825(4)     $260,876
  President                                 2006     $190,272     $12,500      $ 4,208(8)      $  833(9)     $21,590(4)     $229,403

David M. Gebler
  Senior Vice President and                 2007     $207,304     $ 5,000           --             --        $20,635(4)     $232,939
  President Working Values, Ltd.(10)        2006     $197,834     $ 8,400      $ 1,212(11)         --        $19,226(4)     $226,672

----------

(1) Cash bonuses and stock awards in 2006 were paid in 2007. Cash bonuses and stock awards in 2007 were paid in 2008.

(2) One-third of the shares vested on the date of grant, February 14, 2008. The balance will vest ratably on February 14, 2009 and 2010.

(3) Reflects the amount reported as stock-based compensation expenses for 2007. In September 2007, Mr. Greene received a grant of options covering 10,000 shares of common stock having an exercise price of $5.78. The options vest on January 1, 2011.

(4) Car allowance (net of taxable portion), car payment, medical and long-term disability insurance and/or 401(k) matching.

(5) One-third of the shares vested on the date of grant, January 29, 2007 and one-third of the shares vested on January 29, 2008. The balance will vest on January 29, 2009.

(6) One-third of the shares vested on the date of grant, February 14, 2008. The balance will vest ratably on February 14, 2009 and 2010.

(7) Reflects the amount reported as stock-based compensation expenses for 2007. In September 2007, Mr. Fingerhut received a grant of options covering 5,000 shares of common stock having an exercise price of $5.78. The options vest on January 1, 2011.

(8) One-third of the shares vested on the date of grant, January 29, 2007 and one-third of the shares vested on January 29, 2008. The balance will vest on January 29, 2009.

(9) Reflects the amount reported as stock-based compensation expenses for 2006. In October 2006, Mr. Fingerhut received a grant of options covering 10,000 shares of common stock having an exercise price of $2.75. The options vest ratably over a three-year period beginning in October 2007.

(10) Resigned effective March 31, 2008.

(11) One-third of the shares vested on the date of grant, January 29, 2007 and one-third of the shares vested on January 29, 2008. The balance will vest on January 29, 2009. However, the shares were forfeited upon Mr. Gebler's resignation.

EMPLOYMENT AGREEMENTS

        We have employment agreements with each of the Named Executives.

        The employment agreement with Allen S. Greene, dated as of February 1, 2007, is for a term of three years but renews automatically for a new three-year term at the end of the first year of each three-year term unless either party gives notice before the end of the first year of each three year term of its intention not to renew the agreement. The contract calls for an annual base salary of $275,000 subject to increases and bonuses awarded by the compensation committee. Mr. Greene is also entitled to either a company car or a car allowance and is also entitled to participate in all of our employee benefit programs, including health and long-term disability insurance. In the event the contract is terminated by us without cause (as defined) or there is a reduction in his duties or responsibilities, Mr. Greene is entitled to the remainder of his base salary and all fringe benefits and an average of the last two years annual bonuses.

        The employment agreement with Jack Fingerhut, dated as of October 1, 2005, is for a term of three years. Mr. Fingerhut's annual base salary for 2007 is $200,000 subject to increases and bonuses awarded by the compensation committee. He is also entitled to participate in all of our employee benefit programs, including health and long-term disability insurance. In addition, he receives an annual car allowance. In the event his contract is terminated by us without cause (as defined), he will be entitled to the remaining base salary and fringe benefits under the contract and a bonus equal to the highest awarded in the last five years multiplied by the remaining term of his contract.

        David M. Gebler's employment agreement expired March 31, 2008. Mr. Gebler's annual base salary was $180,000 subject to increases and bonuses awarded by the compensation committee. In addition, Mr. Gebler was entitled to similar fringe benefits as our other senior executive officers. Mr. Gebler had rights similar to Mr. Fingerhut upon termination without cause.

        In September 2007, Messers. Greene and Fingerhut were granted options covering 10,000 and 5,000 shares of common stock with an exercise price of
$5.78, respectively, and 12,500 and 10,000 shares of restricted stock, respectively. The options vest on January 1, 2011. The restricted stock grants vest on January 1, 2009 for Mr. Greene and on January 1, 2011 for Mr. Fingerhut. The stock was valued at $5.78 per share at the date of issuance.

        In February 2008, the Compensation and Nominating Committee awarded certain executive officers restricted stock under the 1999 Stock Option Plan. The restricted stock awards were granted to those persons who the compensation committee believed were primarily responsible for our improved operational performance in 2007. The grants vest ratably over three years beginning with the date of grant. Messers. Greene and Fingerhut received 4,902 and 3,922 shares, respectively. The stock was valued at $5.10 per share at the date of issuance.

        OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007 (FISCAL YEAR-END)

                                          Options Awards                                          Stock Award
                    -----------------------------------------------------------      -------------------------------------

                      Number of         Number of
                     Securities        Securities
                     Underlying        Underlying
                    Unexercised       Unexercised
                       Options           Options         Option        Option        Number of Shares      Market Value of
                         (#)                #           Exercise     Expiration     of Stock That Have       Shares That
                     Exercisable      Unexercisable      Price          Date         Have Not Vested       Have Not Vested
     Name                (b)               (c)            (e)           (f)                 (g)                (h)(1)
---------------     -------------     -------------     --------     ----------     ------------------     ---------------
Allen S. Greene      103,339(2)             --           $5.32       04/09/2011           3,500(3)             $20,370
                      25,850(4)             --           $2.42       01/29/2012          12,500(5)             $72,750
                          --            10,000(6)        $5.78       09/23/2017           4,902(7)             $28,530

Jack Fingerhut            --            10,000(8)        $2.75       10/11/2015           2,083(3)             $12,123
                          --             5,000(6)        $5.78       09/23/2017          10,000(5)             $58,200
                          --                --              --            --              3,922(7)             $22,826

David Gebler(9)        5,170(10)            --           $5.32       03/31/2013             300(3)(11)         $ 1,746


(1)  Market value as of December 31, 2007 at closing price of $5.82.

(2)  Granted July 24, 2001.

(3)  Stock issued on January 29, 2007, but expense recorded December 31, 2006.

(4)  Granted January 26, 2002.

(5)  Stock issued on September 24, 2007.

(6)  Granted September 24, 2007.

(7) Stock issued on February 14, 2008, but expense recorded December 31, 2007. None of these shares were vested on December 31, 2007. One-third of these shares vested on the date of grant, February 14, 2008. The balance will vest ratably on February 14, 2009 and 2010.

(8)  Granted October 12, 2006.

(9)  Resigned effective March 31, 2008.

(10) Granted March 31, 2003. The options will expire on June 30, 2008, 90 days after Mr. Gebler's resignation.

(11) The shares were forfeited upon Mr. Gebler's resignation.

        We maintain a 401(k) plan for our employees to which we made matching contributions totaling approximately $24,000 in 2007. We do not provide for any other retirement benefit for any of our employees, including executive officers.

        In recognition of our performance in 2007, on February 14, 2008 the Compensation and Nominating Committee granted certain key employees an aggregate of 18,072 shares of restricted common stock. Since the grant related to services performed in 2007, the value of the stock was recorded as a 2007 expense. Each grantee is deemed to be the legal and beneficial owner of the shares included in his or her grant and has the right to vote those shares and receive the dividends on those shares. However, only one third of the shares vested immediately. Of the remaining two-thirds, one half will vest on February 14, 2009 and one half will vest on February 14, 2010. Any unvested shares will be forfeited if the grantee's employment is terminated, voluntarily or involuntarily before the next vesting date.

COMPENSATION OF DIRECTORS

        Our directors receive an annual fee of $5,000, payable in equal quarterly installments, and $500 plus reimbursement for actual out-of-pocket expenses in connection with each board meeting attended in person and $200 for each board meeting attended telephonically. Effective April 1, 2008, the annual fee for our directors increased to $8,000 per annum. The head of the Audit Committee receives an annual fee of $1,000, payable in equal quarterly installments. Each member of the audit, compensation and nominating committees receives $500 for each committee meeting he attends in person and $200 for each audit committee meeting attended telephonically unless the meeting immediately precedes or follows a board meeting, in which case he will receive $200 for attending in person or $100 if he attends by telephone. At the discretion of the board of directors newly elected independent directors may be granted stock options pursuant to the terms of our Stock Option Plan. John Gorman and Marty Lager were granted options covering 9,000 and 10,000 shares, respectively, upon their election to the Board. Mr. Gorman's options have an exercise price of $3.05 and Mr. Lager's options have an exercise price of $4.00. Leonard Stanley was granted options covering 9,000 shares upon his election to the Board. Mr. Stanley's options have an exercise price of $5.94.

                              DIRECTOR COMPENSATION

                                                        Option
                                      Fees Earned       Awards         Total
            Name                        In Cash         ($)(3)          ($)
-----------------------------         -----------       ------        -------

Joshua A. Weinreich(1)                  $6,600              --        $ 6,600

Bruce Judson(2)                         $3,100              --        $ 3,100

Marin H. Lager                          $9,000          $5,250        $14,250

John Gorman                             $6,900          $2,723        $ 9,623

Leonard J. Stanley                      $4,000          $3,341        $ 7,341

(1) Resigned as director effective November 9, 2007.

(2) Resigned as director effective June 14, 2007.

(3) Computed in accordance with FAS 123R.

LIMITATION OF DIRECTORS' LIABILITY AND INDEMNIFICATION

        Our certificate of incorporation limits the liability of individual directors for specified breaches of their fiduciary duty. The effect of this provision is to eliminate the liability of directors for monetary damages arising out of their failure, through negligent or grossly negligent conduct, to satisfy their duty of care, which requires them to exercise informed business judgment. The liability of directors under the federal securities laws is not affected. A director may be liable for monetary damages only if a claimant can show receipt of financial benefit to which the director is not entitled, intentional infliction of harm on us or on our shareholders, a violation of
Section 174 of the Delaware General Corporation Law (dealing with unlawful distributions to shareholders effected by vote of directors), and any amended or successor provision thereto, or an intentional violation of criminal law.

        Our certificate of incorporation also provides that we will indemnify each of our directors or officers, and their heirs, administrators, successors and assigns against any and all expenses, including amounts paid upon judgments, counsel fees, and amounts paid or to be paid in settlement before or after suit is commenced, actually and necessarily incurred by such persons in connection with the defense or settlement of any claim, action, suit or proceeding, in which they, or any of them are made parties, or which may be asserted against them or any of them by reason of being, or having been, directors or officers of the corporation, except in relation to such matters in which such director or officer shall be adjudged to be liable for his own negligence or misconduct in the performance of his duty.

        There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which we are required or permitted to provide indemnification, except as set forth under Certain Relationships and Related Party Transactions. We are also not aware of any threatened litigation or proceedings that may result in a claim for indemnification.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons under our certificate of incorporation, we have been informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy as expressed in the Securities Act and is unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth information regarding the beneficial ownership of our common shares as of April 21, 2008:

    o each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding common shares;

    o   each director;

    o   each Named Executive Officer; and

    o   all of our directors and executive officers as a group.

        Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all of the common shares owned by them. The individual shareholders have furnished all information concerning their respective beneficial ownership to us.

                                          COMMON SHARES     PERCENT OF COMMON
            NAME AND ADDRESS               BENEFICIALLY    SHARES BENEFICIALLY
         OF BENEFICIAL OWNER (1)             OWNED (2)           OWNED (3)
--------------------------------------   ---------------   ---------------------

DIRECTORS AND NAMED EXECUTIVE OFFICERS
Allen S. Greene                             338,380(4)             6.8%
Jack Fingerhut                              178,239(5)             3.6%
David M. Gebler(6)                            5,770(7)              *
Martin H. Lager                              13,000(8)              *
John J. Gorman                               34,000(9)              *
Leonard J. Stanley                           11,500(10)             *

All directors and executive officers
  as a group(8 persons)                     655,406(11)           13.2%

5% OWNERS
Osmium Partners, LLC
388 Market Street
Suite 920
San Francisco, CA 94104                     252,011                5.1%


----------

*Less than 1%

(1) Unless otherwise indicated all addresses are c/o SmartPros Ltd., 12 Skyline Drive, Hawthorne, New York 10532.

(2) According to the rules and regulations of the SEC, common stock that a person has a right to acquire within 60 days of the date of this Proxy Statement are deemed to be beneficially owned by that person and outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)  Based on 4,978,050 shares outstanding as of April 21, 2008.

(4) Includes 139,249 shares underlying outstanding options and 17,518 shares of common stock that are subject to a restricted stock agreement.

(5) Includes 5,000 shares underlying options and 13,656 shares of common stock subject to a restricted stock agreement.

(6)  Resigned effective March 31, 2008.

(7) Includes 5,170 shares underlying exercisable options that expire on June 30, 2008.

(8)  Includes 10,000 shares underlying options.

(9)  Includes 9,000 shares underlying outstanding options.

(10) Includes 9,000 shares underlying options.

(11) Includes David Gebler. Includes 237,316 shares underlying outstanding options and 43,629 shares subject to restricted stock agreements.


SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        To attract and retain the personnel necessary for our success, our Board and our stockholders adopted our 1999 Stock Option Plan. A total of 882,319 shares of common stock were reserved for issuance upon exercise of options or shares of restricted common stock granted under the plan. As of April 21, 2008 options covering 410,924 shares are issued and outstanding. The compensation committee of our Board administers the plan. The plan covers employees and
others  who  perform  services  for  us,  which  would  include   directors  and
consultants. The administrator of the plan, whether our Board or the compensation committee, determines who is eligible to receive these incentive stock options, how many options they will receive, the term of the options, the exercise price and other conditions relating to the exercise of the options. Stock options granted under the plan must be exercised within a maximum of 10 years from the date of grant at an exercise price that is not less than the fair market value of the common shares on the date of the grant. Options granted to stockholders owning more than 10% of our outstanding common shares must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of the common shares on the date of the grant.

        The following table sets forth information as of December 31, 2007, relating to all of our equity compensation arrangements.

                                                                    NUMBER OF
                              NUMBER OF                             SECURITIES
                           SECURITIES TO BE                         REMAINING
                             ISSUED UPON      WEIGHTED AVERAGE    AVAILABLE FOR
                             EXERCISE OF       EXERCISE PRICE    FUTURE ISSUANCE
                             OUTSTANDING       OF OUTSTANDING      UNDER EQUITY
                             OPTIONS AND           OPTIONS         COMPENSATION
                               WARRANTS         AND WARRANTS          PLANS
                           ----------------   ----------------   ---------------

   Equity compensation
   plans approved
   by stockholders (1)          386,280             $4.62            308,032


   (1) The 1999 Stock Option Plan.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.

LEGAL PROCEEDINGS

        None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires SmartPros' officers and directors, and persons who own more than 10% of a registered class of the SmartPros' equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish SmartPros with copies of all Section 16(a) forms they file.

        To the best of our knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with during 2007. With respect to any former directors, officers, and 10% stockholders, we do not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

                                  MISCELLANEOUS

OTHER MATTERS

        The management knows of no other business which will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.

STOCKHOLDER PROPOSALS

        Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2008 must follow the procedures found in Rule 14a-8 under the Exchange Act and our bylaws. To be eligible for inclusion in our 2009 proxy materials, all qualified proposals must be received by our Secretary no later than December 29, 2008. Stockholder proposals submitted thirty (30) or more, but less than sixty (60), days before the scheduled date for the 2008 annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials; PROVIDED, HOWEVER, that if less than forty (40) days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election to our Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal or nomination to amend our bylaws, the language of the proposed amendment; (iii) the name and address of the stockholder making the proposal or nomination and any other stockholders known by such stockholder to be supporting such proposal; (iv) the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal or nomination on the date of such stockholder's notice; and (v) any financial interest of the stockholder in such proposal or nomination.

SOLICITATION OF PROXIES

        The cost of this proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders will be borne by us. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by our officers, directors and regular employees. We also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward proxy soliciting material to beneficial owners of such shares, and upon request, will reimburse them for their expenses in so doing.

HOUSEHOLDING

        The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report from us directly, please contact us by writing to our Secretary, Karen Stolzar, at, our principal executive offices or calling her at 914-345-2620.

AVAILABILITY OF ANNUAL REPORT

        We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2007, including the financial statements and financial statement schedules included therein. All such requests should be directed to our Secretary, Karen Stolzar, at our principal executive offices.


        EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Karen S. Stolzar
                                        ----------------------------------
                                        Karen S. Stolzar, Secretary

Dated:   Hawthorne, New York
         April 28, 2008

                                 SMARTPROS LTD.
                                   P R O X Y
                     FOR ANNUAL MEETING OF THE STOCKHOLDERS
                                  JUNE 17, 2008
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Allen S. Greene and Jack Fingerhut, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of SmartPros Ltd. ("SmartPros ") to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 17, 2008 at 11:00 A.M. Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of SmartPros held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark "X" your votes as indicated:

1.  ELECTION OF CLASS I DIRECTORS: Martin H. Lager and John J. Gorman

FOR election of all nominees                            [_]

WITHHOLD vote from all nominees                         [_]

FOR all nominees,                                       [_]
EXCEPT for nominee(s) listed below from whom Vote is withheld.

---------------------------------------------------------------

2. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors for SmartPros for the year ending December 31, 2008.

FOR [_]   AGAINST [_]   ABSTAIN [_]

                              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE)
--------------------------------------------------------------------------------
                                    FOLD HERE

--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

         The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                        Dated:                            , 2008


                                        ----------------------------------------
                                               Signature of Stockholder


                                        ----------------------------------------
                                               Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT  - PLEASE  FILL IN,  SIGN  AND  RETURN  PROMPTLY  USING  THE  ENCLOSED
ENVELOPE.